MUTUAL FUND SERIES TRUST

JAG LARGE CAP GROWTH FUND

Class A: JLGAX Class I: JLGIX Class R: JGRRX

(the “Fund”)

April 1, 2022

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated February 1, 2022, and should be read in conjunction with such SAI. This Supplement supersedes the supplement to the SAI dated March 15, 2022.

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With much sorrow, we announce the passing of Trustee, Dr. Bert Pariser. Any references to his role as a Trustee and committee member in the SAI should be disregarded. The Board of Trustees is grateful for Dr. Pariser’s years of devoted service and contributions to the Trust.

The Board of Trustees has elected Michael Schoonover as President of the Trust and Alex Merino as Vice President of the Trust effective March 28, 2022. Accordingly, the table under the section of each Fund’s SAI entitled “Management - Trustees and Officers” is revised with the information below.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022

Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund, each dated February 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-552-4596 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.